Effective immediately, the first paragraph and title of Appendix H are hereby restated in their entirety as follows:

PART I – APPENDIX H - ADDITIONAL INFORMATION CONCERNING THE STATES AND U.S. TERRITORIES AND POSSESSIONS

The following discussion regarding certain economic, financial and legal matters pertaining to the relevant States, U.S. territories and possessions, and their governments is drawn primarily from official statements relating to securities offerings of those States, U.S. territories and possessions, and other publicly available documents, dated as of various dates prior to the date of this SAI, and do not purport to be complete or updated descriptions. The Adviser and its counsel have not independently verified any of the information contained in official statements or other publicly available documents and have not expressed any opinion regarding the completeness or materiality of such information. Discussions regarding the financial condition of a particular State or U.S territory or possession government may not be relevant to Municipal Obligations issued by political subdivisions of that State or U.S. territory or possession. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these States, U.S. territories, or possessions. The information provided below is subject to change.  Any such change may adversely affect the financial condition of the State, U.S. territory or possession, and applicable issuers.

Effective immediately, the word "Fund" is hereby deleted from the title of each state's sub-section.

Effective immediately, the following sub-sections are added to the list of state sub-sections:

Guam:
The overall economic performance of Guam remained static throughout fiscal year 2009 with economic growth expected to remain flat with acceleration in growth to occur through the latter part of fiscal year 2010.  This growth is, however, contingent upon the commencement of scheduled U.S. Marine relocation construction.  Inflationary pressures subsided due to continued downward pressure on world fuel prices resulting in a modest 0.8% increase in Guam's Consumer Price Index.  Unemployment in Guam for September 2009 was 9.3%, an increase of 1% from the September 2007 figure of 8.3% and an increase of 1.9% from September 2006 figure of 7.4%.  The total number of people unemployed in September 2009 was 6,510, an increase of 1,200 from the previous survey in September 2007 of 5,310 and an increase of 1,620 from September 2006 of 4,890.  While the unemployment rate went up reflecting an increased number of persons unemployed, the number of person employed over the latest three year period increased from 61,250 to 63,800.  Guam's total population covered by the survey, 16 years of age and over, has been steadily growing.  It increased from an estimated 106,310 in September 2006 to 110,090 in September 2007 to 114,000 in September 2009.

Over the past few years, there has been consistent annual growth in General Fund revenues with annual revenues increasing cumulatively by 18% from $409 million in 2004 to $483 million in 2009.  For fiscal year 2010, budgeted General Fund revenues authorized by the Guam Legislature have been set at $545 million, an increase of 4.3% over fiscal year 2009 estimates.  However, due to a delay in the commencement of U.S. Department of Defense (DOD) relocation and other projects, this revenue target may not be achieved.  Anticipated budgeted revenues for fiscal year 2010 associated with income taxes and gross receipts taxes amount to $292.5 million and $211.4 million, respectively, which is an increase of $25.2 million (or 9.4%) and $15.2 million (or 7.8%), respectively, compared with budgeted revenues for fiscal year 2009, and an increase of $59.7 million (or 25.6%) and $24.8 million (or 13.6%), respectively, compared with corresponding actual revenues for fiscal year 2009.  Actual income taxes and gross receipts taxes collected by the General Fund for six months ended March 31, 2010 amount to $116.9 million and $93.1 million, respectively, which presents a significant potential shortfall in General Fund tax revenues for the full twelve months ended September 30, 2010.

In January 2010, the Office of I Maga'lahen Guahan submitted the Executive Budget for fiscal year 2011 to the Guam Legislature, and which contained General Fund revenue projections of $600 million.  These projections represent an 8% increase from fiscal year 2010 adopted levels and assume a more conservative approach in regards to military buildup projects and timelines as well as tourist arrivals continuing to remain flat around the one million visitor mark.  Construction appropriations made by the U.S. Congress in the Fiscal Year 2010 Defense Authorization Act for Guam is a key component of the projected General Fund revenue growth for fiscal year 2011.  Of the $737.7 million in DOD construction projects appropriated, $526.2 million is for budgeted projects not directly related to the U.S. Marine relocation.  These projects, the largest of which is the Navy Hospital with funding authorized for $259.million, are expected to proceed.

Tourism on Guam has been challenged in the past two years due, in part, to the global financial crisis and economic contraction, record high fuel prices necessitating airline fuel surcharges, and the H1N1 virus scare.  Visitor arrivals declined 10.7% in fiscal year 2009 with the downward trend being evident for both Japan and total arrivals.  This was evident in hotel occupancy taxes collected for fiscal year 2009 of $19.4 million, which was $2.7 million (or 12.3%) lower than fiscal year 2008 collections and $2.1 million (or 9.8%) lower than budgeted amounts.  For fiscal year 2010, budgeted hotel occupancy taxes amount to $20.9 million, which represents a $1.5 million (or 7.8%) increase over fiscal year 2009 figures and a gradual increase in visitor arrivals over the longer term.  Preliminary numbers indicate that Japan arrivals for the period August 2009 through December 2009 have experienced increases in every month.  Accordingly, it is expected that continued visitor arrivals will remain above fiscal year 2009 levels with increased Japan to Guam traffic buoyed by a stronger Japanese Yen and reduced fuel surcharges.  Similarly, a stronger Korean Won will promote increased travel from South Korea.  Increased air service to Guam will expand the capacity for further recovery and expansion in the tourism industry.  Continental Airlines opened its Osaka office on October 14, 2009 and restored its daily Osaka to Guam service, effective December 23, 2009, six years after it suspended service in October 2003.  In 2009, Korean Air resumed its three times a week flight from Inchon via Osaka.  Furthermore, Jin Air, a low-cost airline carrier based in Seoul, begins daily service to Guam on March 28, 2010.  Continental Airlines began new twice weekly nonstop service from Guam to Nadi, Fiji on December 18, 2009 and resumed non-stop twice weekly flights from Hong Kong to Guam that operated since 1991, but were temporarily suspended in August 2008.  Hong Kong is now participating in the Guam/CNMI Visa Waiver Program, which started November 28, 2009.  Eligible holders of a Hong Kong Special Administrative Region Passport or British National Overseas (BNO) passport can travel to Guam or Saipan without a visa.  The number of visitors from Hong Kong increased by 26% in December 2009 compared to December last year.  More Hong Kong visitors are expected as Hong Kong's economy continues to grow and will increase further with resumption of the direct flights.

Employment has been relatively steady on Guam in recent years, but dipped somewhat in 2009 largely due to weak visitor arrivals and the closure of the Aurora Resort for renovations.  Slight increases are expected by FY 2011 due to recovering arrival numbers.  Opening of a new Payless Markets in Mangilao in 2010, Tumon Bay Shopping Center and the Outrigger Bayview tower will create jobs outside the construction industry.  Construction will lead the additions to jobs for the years ahead.  Additional construction is also expected to induce jobs in other industries to support construction activities and additional goods and services for the increasing number of employees and overall population.  Furthermore, American Recovery and Reinvestment Act (ARRA) funding will continue to create additional jobs for capital investments and direct job funding.

With a stable visitor industry, assisted moderate fuel costs, a rebound in global financial markets, and economic recovery in the U.S. and Japan, the short-term economic outlook for Guam remains positive, with major economic activity to be realized as the scheduled U.S. Marine relocation moves closer to fruition.

Puerto Rico
The economy of the Commonwealth of Puerto Rico entered into a recession that began in the fourth quarter of fiscal year 2006. Although the Commonwealth's economy is closely linked to the United States economy, for fiscal years 2007, 2008 and 2009, Puerto Rico's real gross national product decreased by 1.2%, 2.8%, and 3.7%, respectively, while the United States economy grew at a rate of 1.8% and 2.8%, respectively, and contracted during fiscal year 2009 at a rate of 2.5%.  Based on the projections of the Puerto Rico Planning Board, the economy of Puerto Rico is expected to reflect another decrease of 3.6% for the fiscal year 2010, while the United States economy is expected to grow at a rate of 0.6%.

The United States economy started the contraction in fiscal year 2009 principally due to the downturn in the housing market and the world-wide financial crisis.  These crises gave made it difficult for U.S. business and consumers to access credit, and have significantly reduced the value of financial assets.  As a result of the declines in home values and assets prices, the U.S. Federal Reserve reported that the net worth of American households was reduced by nearly $11 trillion over the course of 2008.  These developments in the United States have had a significant and negative impact on the Commonwealth economy.  In addition, other variables contributing to the decrease of the Commonwealth's gross national product was the continuous contraction of the manufacturing and construction sectors, the significant oil prices increase experienced during the last years, and the budgetary pressures on government finances.

In terms of budgetary pressures, the Commonwealth has experienced a structural deficiency between recurring government revenues and expenditures.  The structural deficiency was exacerbated during fiscal years 2009, 2008 and 2007, with recurring government expenditures significantly exceeding recurring revenues.  Prior to the current fiscal year, the government bridged the deficit resulting from the structural deficiency through the use of non-recurring measures, such as borrowing from Government Development Bank for Puerto Rico (GDB) or in the bond market, postponing the payment of various government expenses, such as payments to suppliers and utilities providers, and other onetime measures such as the use of derivatives and borrowings collateralized with government owned real estate.

The Commonwealth has significant dependence on oil for power generation and gasoline, the high level of oil prices accounted for an increased outflow of local income in fiscal year 2008.  Although the situation improved significantly during fiscal year 2009, oil prices remained at relatively high levels and the impact of the increases of previous years were still adversely felt in fiscal year 2009.

The current difficulties associated with the financial crisis resulted in lower short-interest rates, but this did not translate into a significant improvement in the construction sector due to the high level of inventory of residential housing units (downturn in the housing market).

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services.  The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher-wage, high-technology industries, such as pharmaceuticals, biotechnology, computers and others.  The service sector, which includes finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities, and other services, plays a major role in the economy.  It ranks second to manufacturing in contribution to gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than oil prices) are determined by the policies and performance of the mainland economy.  These external factors include exports, direct investment, federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures.  During fiscal year 2009, approximately 71.6% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 46.9% of Puerto Rico's imports.  In fiscal year 2009, Puerto Rico experienced a positive merchandise trade balance of $24.5 billion.

The average unemployment rate for the Commonwealth in 2009 was 13.4% an increase from 11% for fiscal year 2008.  In terms of production, the real gross national product registered a decrease of 3.7%.  For fiscal year 2009, the number of persons employed averaged 1,349,000, a decrease of 1.4% compared to previous fiscal year.  During the first nine months of fiscal year 2010, total employment averaged 1,108,600, a decline of 6.0% with respect to the same period of the prior year, and the unemployment rate averaged 15.8%

The consolidated budget for fiscal year 2010 amounts to $29.5 billion, of which $24.1 billion are assigned to operating expenses, $1.9 billion to the capital improvements program, and $3.5 billion to debt service.

U.S. Virgin Islands
The Primary Government (PG) of the U.S. Virgin Islands continues its recovery efforts from the recessions of fiscal year 2002 and 2008 through a combination of revenue initiatives and budgetary restraint on expenditures.

The PG has implemented several initiatives to create jobs and promote economic growth by:  providing economic incentives to attract a major rum distiller (Diageo), enactment of tax increment financing legislation, participation in the American Recovery and Reinvestment program, negotiation with the Secretary of the Treasury for a loss reimbursement under the Economic Stimulus Act, and continued promotion of tourism through national advertising.

In connection with a real property tax case instituted against the PG in the U.S. District Court of the Virgin Islands, the PG was enjoined from appraising and assessing any real property taxes until it modified its system of appraisal to comply with certain court mandates.  The PG retained a consultant to modify its system of appraisal and to perform reassessment of properties.  This project was completed in fiscal year 2008.  The U.S. District Court also required an over-haul of the tax review board responsible for hearing tax assessment reviews.  The PG is taking steps to comply with the Court order.

The Government is currently in litigation challenging the computation of its corporate franchise tax.  Of the four cases brought against the Government, one is currently before the Virgin Islands Territorial Court, and the remaining three cases are on appeal.

The PG faces the challenge of carryforward expenditures from prior fiscal years and increasing expenditures in fiscal 2008.  Carryforward expenditures consist mainly of retroactive salary increases, which accumulated following Hurricanes Hugo, Marilyn and Bertha in the years of 1990 through 1998.  At September 30, 2008 and 2007, unpaid retroactive salary increases amounted to $277 and $272 million, respectively, which are reported as a liability of the Government within other noncurrent liabilities.

Increasing expenditures in fiscal year 2008 included estimated other postemployment benefits amounting to $62 million, the first year the PG was obligated to record the liability.

Other increasing general governmental expenditures include increased health insurance premiums, pharmaceutical premiums, and salary expense.

Expenditures are closely monitored and controlled through the budgetary process.

In fiscal years 2008 and 2007, the PG reported an unrestricted net deficit, as restated, of $532.2 million and $319.4 million, respectively.

The PG has implemented a number of deficit reducing measures including (i) withholding of local gross receipts taxes on Government invoice payments, (ii) increasing local taxes such as property tax assessments on time-shares; (iii) exerting greater control of expenditures through the budgetary process, and (iv) implementation of a tax amnesty for gross receipts taxes.